UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21745
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
(Exact Name of registrant as Specified in Charter)
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices)
Maureen A. Gemma
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2008
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report December 31, 2008

EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND

A n n u a l R e p o r t D e c e m b e r 3 1 , 2 0 0 8 EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
•	Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial market history. The U.S. economy held up relatively well during the first half of the year, but the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed during the second half of the year, as a series of catastrophic events on Wall Street induced panic and fear among market participants. Additionally, commodity prices collapsed during the second half of 2008 and after peaking at more than $145 per barrel in July, oil prices traded down to around $44 at year end. The U.S. economy was officially declared in recession during the fourth quarter as unemployment continued to rise. The Federal Reserve responded to the crises with a dramatic cut in interest rates.

•	Equity markets posted double-digit declines for the year ended December 31, 2008. The S&P 500 Index suffered its worst loss since 1937, while the Dow Jones Industrials Average experienced the third-worst loss in its history. By the end of 2008, equity losses approached $7 trillion of shareholder wealth, erasing the gains of the last six years. On average, small-capitalization stocks slightly outperformed large-capitalization stocks and value-style investments fared better than growth-style investments.

Walter A. Row, CFA
Eaton Vance
Management
Co-Portfolio Manager

Thomas Seto
Parametric Portfolio
Associates, LLC
Co-Portfolio Manager

Ronald M. Egalka
Rampart Investment
Management
Co-Portfolio Manager

David Stein, Ph.D.
Parametric Portfolio
Associates, LLC
Co-Portfolio Manager

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “ETW.” The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing in a diversified portfolio of common stocks, including stocks of U.S. issuers (the “U.S. Segment”) and stocks of non-U.S. issuers (the “International Segment”). Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing (selling) index call options on a substantial portion of the value of the Fund’s total investments. During the year ended December 31, 2008, the Fund continued to provide shareholders with attractive quarterly distributions.

•	At net asset value (NAV), the Fund outperformed the S&P 500 Index, the CBOE S&P 500 BuyWrite Index, the CBOE NASDAQ-100 BuyWrite Index and the FTSE Eurotop 100 Index for the year ended December 31, 2008. Similar to many closed-end funds, the Fund’s market share price traded at a discount to NAV, as investors sold equity

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Total Return Performance 12/31/07 – 12/31/08

NYSE Symbol		ETW

At Net Asset Value (NAV)		-27.36%
At Share Price		-33.09%
S&P 500 Index[1]		-36.99%
CBOE S&P 500 BuyWrite Index[1]		-28.65%
CBOE NASDAQ-100 BuyWrite Index[1]		-37.61%
FTSE Eurotop 100 Index[1]		-43.22%
Lipper Options Arbitrage/Options Strategies Average[1]		-31.82%

Premium/(Discount) to NAV		-18.71%
Total Distributions per share		$1.80
Distribution Rate[2]	At NAV	14.46%
	At Share Price	17.79%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Distribution Rate is based on the Fund’s most recent quarterly distribution per share (annualized) divided by the Fund’s NAV or share price at the end of the period. The Fund’s quarterly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
positions amidst record levels of market volatility. As of December 31, 2008, the discount to NAV was -18.71%.
•	As of December 31, 2008, the Fund held a diversified portfolio encompassing a broad range of the U.S. economy, as well as investments in a variety of foreign countries. The Fund’s investments in the U.S. Segment constituted approximately 53% of total investments. The Fund’s investments in the International Segment represented approximately 47% of total investments. The majority of the Fund’s non-U.S. investments were divided between European markets and Japan. Among the Fund’s common stock holdings, its largest sector weightings were information technology, health care, financials, consumer staples and energy.

•	As of December 31, 2008, the Fund had written call options on approximately 100% of its equity holdings. The Fund seeks current earnings in large part from option premiums, which can vary with investors’ expectations of the future volatility (“implied volatility”) of the underlying assets. The year 2008 witnessed continued high levels of implied volatility in concert with a significant level of actual volatility in the equity markets, particularly in the last four months of the year. The Fund was able to “monetize” some of this volatility in the form of higher premiums, which provided a positive benefit to the Fund. Of course, in future periods of strong market growth, this strategy may lessen returns relative to the market.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008
FUND PERFORMANCE
Fund Performance

NYSE Symbol	ETW

Average Annual Total Returns (at share price, New York Stock Exchange)
One Year	-33.09%
Life of Fund (9/30/05)	-8.33

Average Annual Total Returns (at net asset value)
One Year	-27.36%
Life of Fund (9/30/05)	-2.31

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition
Top Ten Holdings1
By total investments

Apple, Inc.	2.6%
Microsoft Corp.	2.1
QUALCOMM, Inc.	1.9
Exxon Mobil Corp.	1.9
Nestle SA	1.7
Total SA	1.4
Oracle Corp.	1.4
Gilead Sciences, Inc.	1.4
Telefonica SA	1.4
Google, Inc., Class A	1.3

[1]	Top Ten Holdings represented 17.1% of the Fund’s total investments as of 12/31/08. The Top Ten Holdings are presented without the offsetting effect of the Fund’s written option positions at 12/31/08. Excludes cash equivalents.
Sector Weightings2
By total investments

2	Reflects the Fund’s total investments as of 12/31/08. Sector Weightings are presented without the offsetting effect of the Fund’s written option positions at 12/31/08. Excludes cash equivalents.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund  as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 101.3%
Security	Shares	Value

Aerospace & Defense — 0.9%

European Aeronautic Defence & Space Co.	47,383	$802,450
General Dynamics Corp.	66,702	3,841,368
Honeywell International, Inc.	106,620	3,500,335
L-3 Communications Holdings, Inc.	18,594	1,371,865
Rockwell Collins, Inc.	59,584	2,329,139

		$11,845,157

Air Freight & Logistics — 0.7%

CH Robinson Worldwide, Inc.	81,714	$4,496,721
Expeditors International of Washington, Inc.	94,273	3,136,463
FedEx Corp.	28,786	1,846,622
Yamato Holdings Co., Ltd.	27,701	362,240

		$9,842,046

Airlines — 0.2%

Air France-KLM	111,870	$1,442,708
Ryanair Holdings PLC ADR(1)	20,448	594,628

		$2,037,336

Auto Components — 0.4%

Aisin Seiki Co., Ltd.	15,600	$223,434
Cooper Tire & Rubber Co.	30,158	185,773
Denso Corp.	59,800	1,013,273
Johnson Controls, Inc.	114,456	2,078,521
Sumitomo Rubber Industries, Inc.	23,500	204,549
Tokai Rika Co., Ltd.	34,700	303,812
Toyota Boshoku Corp.	28,200	229,776
Toyota Industries Corp.	10,200	219,719
Yokohama Rubber Co., Ltd. (The)	101,000	506,844

		$4,965,701

Automobiles — 1.4%

DaimlerChrysler AG	122,491	$4,667,140
Honda Motor Co., Ltd.	119,200	2,538,804
Isuzu Motors, Ltd.	179,000	231,297
Mazda Motor Corp.	318,000	539,362
Nissan Motor Co., Ltd.	156,400	562,670
Toyota Motor Corp.	84,207	2,783,742
Volkswagen AG	21,183	7,367,723
Yamaha Motor Co., Ltd.	24,200	254,640

		$18,945,378

Beverages — 1.3%

Carlsberg A/S, Class B	15,753	$514,961
Coca-Cola Co. (The)	82,323	3,726,762
Heineken Holding NV, Class A	24,773	707,632
Heineken NV	30,199	924,595
Kirin Holdings Co., Ltd.	91,000	1,209,880
Pepsi Bottling Group, Inc.	34,449	775,447
PepsiCo, Inc.	123,412	6,759,275
Pernod-Ricard SA	11,630	863,969
Sapporo Holdings, Ltd.	160,000	1,013,426
Takara Holdings, Inc.	112,000	667,266

		$17,163,213

Biotechnology — 3.6%

Amgen, Inc.(1)	206,547	$11,928,089
Biogen Idec, Inc.(1)	133,018	6,335,647
Celgene Corp.(1)	174,608	9,652,330
CV Therapeutics, Inc.(1)	50,000	460,500
Gilead Sciences, Inc.(1)	353,310	18,068,273
Martek Biosciences Corp.(1)	12,388	375,480
Regeneron Pharmaceuticals, Inc.(1)	42,972	788,966

		$47,609,285

Building Products — 0.2%

Asahi Glass Co., Ltd.	42,776	$243,836
Daikin Industries, Ltd.	70,200	1,846,155
JS Group Corp.	13,900	214,793
Masco Corp.	59,062	657,360

		$2,962,144

Capital Markets — 2.2%

3i Group PLC	245,616	$961,851
Alliance Trust PLC (The)	163,948	678,821
Bank of New York Mellon Corp. (The)	119,790	3,393,651
Charles Schwab Corp. (The)	115,113	1,861,377
Daiwa Securities Group, Inc.	203,000	1,218,674
Franklin Resources, Inc.	43,596	2,780,553
Goldman Sachs Group, Inc.	27,535	2,323,679
Investec PLC	400,000	1,651,625
Julius Baer Holding AG	17,844	691,586
Man Group PLC	469,741	1,615,978
Merrill Lynch & Co., Inc.	79,370	923,867
Morgan Stanley	118,306	1,897,628
Northern Trust Corp.	60,264	3,142,165
Schroders PLC	115,586	1,454,032

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Capital Markets (continued)

Shinko Securities Co., Ltd.	105,000	230,384
UBS AG(1)	305,736	4,448,262

		$29,274,133

Chemicals — 1.7%

Air Products and Chemicals, Inc.	25,295	$1,271,580
BASF AG	241,118	9,368,326
Dow Chemical Co. (The)	92,111	1,389,955
Eastman Chemical Co.	22,700	719,817
Hitachi Chemical Co., Ltd.	20,200	209,842
Mitsubishi Chemical Holdings Corp.	48,000	212,693
Mitsubishi Gas Chemical Co., Inc.	173,000	709,855
Monsanto Co.	38,287	2,693,490
Nitto Denko Corp.	11,900	227,811
Shin-Etsu Chemical Co., Ltd.	51,400	2,372,191
Showa Denko KK	142,000	205,671
Sumitomo Chemical Co., Ltd.	134,000	459,358
Taiyo Nippon Sanso Corp.	72,000	555,763
Toray Industries, Inc.	261,000	1,328,273
Tosoh Corp.	90,000	222,134

		$21,946,759

Commercial Banks — 5.1%

Banco Santander Central Hispano SA	1,435,214	$13,865,182
BB&T Corp.	82,529	2,266,246
BNP Paribas SA	142,080	6,132,816
Commerzbank AG	77,271	734,161
Dexia	137,507	623,433
Gunma Bank, Ltd.	149,000	953,847
Hachijuni Bank, Ltd. (The)	128,000	736,061
Hiroshima Bank, Ltd. (The)	151,000	660,785
HSBC Holdings PLC	1,570,038	15,366,242
Intesa Sanpaolo SpA	1,473,188	5,351,639
Mitsui Trust Holdings, Inc.	48,000	236,002
Mizuho Financial Group, Inc.	295	838,627
Natixis	293,014	519,784
Popular, Inc.	28,772	148,464
Royal Bank of Canada	18,681	554,078
Skandinaviska Enskilda Banken AB, Class A	92,200	744,262
Societe Generale	121,431	6,160,560
Sumitomo Mitsui Financial Group, Inc.	155	642,912
Swedbank AB	67,000	395,749
Synovus Financial Corp.	77,625	644,287
UniCredit SpA	1,357,004	3,450,221
Wachovia Corp.	173,235	959,722
Wells Fargo & Co.	167,594	4,940,671

		$66,925,751

Commercial Services & Supplies — 0.7%

Avery Dennison Corp.	23,372	$764,966
Republic Services, Inc.	58,432	1,448,529
RR Donnelley & Sons Co.	62,517	848,981
SECOM Co., Ltd.	69,300	3,576,052
Serco Group PLC	144,136	943,520
Waste Management, Inc.	41,988	1,391,482

		$8,973,530

Communications Equipment — 4.5%

Brocade Communications Systems, Inc.(1)	29,461	$82,491
Cisco Systems, Inc.(1)	999,233	16,287,498
Corning, Inc.	98,620	939,849
Harris Corp.	47,813	1,819,285
Nokia Oyj	578,894	9,084,236
QUALCOMM, Inc.	724,835	25,970,838
Research In Motion, Ltd.(1)	124,600	5,056,268
Riverbed Technology, Inc.(1)	80,237	913,899

		$60,154,364

Computers & Peripherals — 4.4%

Apple, Inc.(1)	410,273	$35,016,801
Dell, Inc.(1)	314,244	3,217,859
Fujitsu, Ltd.	101,121	491,651
Hewlett-Packard Co.	241,463	8,762,692
International Business Machines Corp.	83,229	7,004,553
Mitsumi Electric Co., Ltd.	63,300	1,108,438
NEC Corp.	89,000	301,101
Seagate Technology	303,843	1,346,024
Toshiba Corp.	187,431	771,239

		$58,020,358

Construction & Engineering — 0.4%

Bouygues SA	25,787	$1,093,975
Chiyoda Corp.	42,000	233,936
Hochtief AG	28,374	1,463,146
JGC Corp.	90,000	1,346,935
Obayashi Corp.	274,000	1,637,671

		$5,775,663

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Construction Materials — 0.2%

Lafarge SA	15,932	$974,425
Taiheiyo Cement Corp.	115,000	221,696
Vulcan Materials Co.	24,404	1,698,030

		$2,894,151

Consumer Finance — 0.1%

Credit Saison Co., Ltd.	36,900	$512,254
SLM Corp.(1)	97,247	865,498

		$1,377,752

Containers & Packaging — 0.3%

Bemis Co., Inc.	27,217	$644,499
Rexam PLC	321,632	1,646,206
Toyo Seikan Kaisha, Ltd.	66,200	1,147,504

		$3,438,209

Distributors — 0.2%

Canon Marketing Japan, Inc.	39,000	$628,017
Genuine Parts Co.	56,294	2,131,291

		$2,759,308

Diversified Consumer Services — 0.1%

H&R Block, Inc.	65,199	$1,481,321

		$1,481,321

Diversified Financial Services — 1.5%

Bank of America Corp.	340,871	$4,799,464
Citigroup, Inc.	247,692	1,662,013
CME Group, Inc.	8,790	1,829,287
Eurazeo	10,127	476,270
ING Groep NV	233,846	2,573,696
JPMorgan Chase & Co.	163,904	5,167,893
Moody’s Corp.	76,959	1,546,106
NYSE Euronext	45,543	1,246,967

		$19,301,696

Diversified Telecommunication Services — 3.8%

AT&T, Inc.	298,560	$8,508,960
Deutsche Telekom AG	418,911	6,333,650
France Telecom SA	228,241	6,361,698
Frontier Communications Corp.	193,464	1,690,875
Nippon Telegraph & Telephone Corp.	101	521,434
Telefonica SA	796,352	17,975,024
Verizon Communications, Inc.	246,478	8,355,604
Windstream Corp.	100,356	923,275

		$50,670,520

Electric Utilities — 1.7%

Duke Energy Corp.	179,032	$2,687,270
E.ON AG	196,273	7,707,098
Enel SpA	1,137,993	7,330,499
Hokkaido Electric Power Co.	13,500	341,315
Iberdrola SA	249,635	2,269,414
Kyushu Electric Power Co., Inc.	13,400	355,738
Shikoku Electric Power Co.	6,300	212,405
Tokyo Electric Power Co., Inc.	21,001	701,050
Union Fenosa SA	61,836	1,549,328

		$23,154,117

Electrical Equipment — 1.3%

ABB, Ltd.(1)	433,638	$6,613,041
Cooper Industries, Ltd., Class A	30,705	897,507
Emerson Electric Co.	127,413	4,664,590
Energy Conversion Devices, Inc.(1)	7,332	184,840
First Solar, Inc.(1)	18,250	2,517,770
Fujikura, Ltd.	69,000	228,628
Furukawa Electric Co., Ltd.	250,000	1,220,026
Mitsubishi Electric Corp.	94,000	589,075
Sunpower Corp., Class A(1)	1,453	53,761
Suntech Power Holdings Co., Ltd. ADR(1)	4,452	52,088

		$17,021,326

Electronic Equipment, Instruments & Components — 0.7%

Alps Electric Co., Ltd.	47,100	$232,299
Hitachi, Ltd.	113,000	438,544
Hoya Corp.	13,600	237,540
Ibiden Co., Ltd.	16,500	342,109
Keyence Corp.	2,100	431,575
Kyocera Corp.	73,234	5,301,980
Mabuchi Motor Co., Ltd.	10,900	451,860
Nippon Electric Glass Co., Ltd.	40,000	211,144
Taiyo Yuden Co., Ltd.	125,000	710,955
TDK Corp.	17,800	657,650
Yaskawa Electric Corp.	71,000	286,774

		$9,302,430

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Energy Equipment & Services — 0.5%

Halliburton Co.	130,037	$2,364,073
Schlumberger, Ltd.	59,785	2,530,699
Transocean, Ltd.(1)	31,490	1,487,902
Willbros Group, Inc.(1)	25,872	219,136

		$6,601,810

Food & Staples Retailing — 2.3%

AEON Co., Ltd.	80,500	$810,692
Circle K Sunkus Co., Ltd.	16,500	298,516
CVS Caremark Corp.	191,781	5,511,786
Familymart Co., Ltd.	10,600	460,342
Koninklijke Ahold NV	122,728	1,512,368
Kroger Co. (The)	115,650	3,054,316
Metro AG	28,658	1,139,688
Safeway, Inc.	44,770	1,064,183
Seven & I Holdings Co., Ltd.	53,400	1,835,443
Sysco Corp.	99,048	2,272,161
UNY Co., Ltd.	52,000	575,438
Wal-Mart Stores, Inc.	216,471	12,135,364

		$30,670,297

Food Products — 3.0%

Campbell Soup Co.	17,968	$539,220
ConAgra Foods, Inc.	77,043	1,271,209
H.J. Heinz Co.	59,510	2,237,576
Hershey Co. (The)	54,133	1,880,580
Kraft Foods, Inc., Class A	88,500	2,376,225
Meiji Seika Kaisha, Ltd.	61,851	297,881
Nestle SA	558,806	22,127,680
Nissin Food Products Co., Ltd.	11,700	407,727
Toyo Suisan Kaisha, Ltd.	15,000	432,246
Unilever NV	343,720	8,331,086

		$39,901,430

Gas Utilities — 0.9%

Gas Natural SDG SA	45,614	$1,241,125
GDF Suez	197,733	9,814,900
Snam Rete Gas	260,064	1,452,720

		$12,508,745

Health Care Equipment & Supplies — 1.5%

Boston Scientific Corp.(1)	231,022	$1,788,110
Covidien, Ltd.	84,924	3,077,646
Edwards Lifesciences Corp.(1)	7,026	386,079
Gen-Probe, Inc.(1)	23,579	1,010,124
Immucor, Inc.(1)	43,389	1,153,280
Intuitive Surgical, Inc.(1)	17,782	2,258,136
Masimo Corp.(1)	10,919	325,714
Medtronic, Inc.	127,683	4,011,800
Olympus Optical Corp.	89,000	1,781,655
Terumo Corp.	65,400	3,063,692
West Pharmaceutical Services, Inc.	14,776	558,090

		$19,414,326

Health Care Providers & Services — 1.1%

DaVita, Inc.(1)	22,729	$1,126,677
Humana, Inc.(1)	35,364	1,318,370
Laboratory Corp. of America Holdings(1)	17,446	1,123,697
Lincare Holdings, Inc.(1)	56,738	1,527,954
McKesson Corp.	85,303	3,303,785
Medco Health Solutions, Inc.(1)	77,226	3,236,542
UnitedHealth Group, Inc.	101,450	2,698,570

		$14,335,595

Hotels, Restaurants & Leisure — 1.2%

Accor SA	26,214	$1,291,292
Carnival Corp., Unit	22,815	554,861
International Game Technology	64,170	762,981
Marriott International, Inc., Class A	107,229	2,085,604
Starbucks Corp.(1)	318,156	3,009,756
Starwood Hotels & Resorts Worldwide, Inc.	54,114	968,641
Wynn Resorts, Ltd.(1)	41,877	1,769,722
Yum! Brands, Inc.	157,714	4,967,991

		$15,410,848

Household Durables — 0.3%

Pioneer Corp.	131,900	$243,951
Ryland Group, Inc.	37,074	655,098
Sharp Corp.	88,000	634,347
Snap-On, Inc.	15,120	595,426
Stanley Works	48,688	1,660,261
Whirlpool Corp.	18,816	778,042

		$4,567,125

Household Products — 1.3%

Colgate-Palmolive Co.	24,673	$1,691,087
Kao Corp.	106,654	3,239,652
Procter & Gamble Co.	192,358	11,891,572
Uni-Charm Corp.	8,500	639,469

		$17,461,780

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Independent Power Producers & Energy Traders — 0.1%

AES Corp. (The)(1)	97,536	$803,697
NRG Energy, Inc.(1)	39,661	925,291

		$1,728,988

Industrial Conglomerates — 2.0%

3M Co.	82,273	$4,733,988
General Electric Co.	616,068	9,980,302
Hankyu Hanshin Holdings, Inc.	39,128	225,974
Siemens AG	155,733	11,724,124
Textron, Inc.	29,211	405,157

		$27,069,545

Insurance — 3.8%

ACE, Ltd.	70,355	$3,723,187
Aflac, Inc.	68,355	3,133,393
Allianz SE	85,301	9,076,097
Allstate Corp. (The)	87,349	2,861,553
AON Corp.	81,816	3,737,355
AXA SA	428,404	9,615,799
Cincinnati Financial Corp.	20,643	600,092
CNP Assurances	14,204	1,032,044
Corporacion Mapfre SA	200,954	685,340
Marsh & McLennan Cos., Inc.	91,503	2,220,778
Mitsui Sumitomo Insurance Group Holdings, Inc.	10,644	338,492
Muenchener Rueckversicherungs-Gesellschaft AG	47,495	7,373,501
Old Mutual PLC	3,533,145	2,839,739
RSA Insurance Group PLC	330,365	658,324
Tokio Marine Holdings, Inc.	32,100	951,105
TrygVesta AS	13,598	856,941

		$49,703,740

Internet & Catalog Retail — 0.4%

Amazon.com, Inc.(1)	80,405	$4,123,168
Liberty Media Corp. — Interactive, Class A(1)	269,363	840,413

		$4,963,581

Internet Software & Services — 2.1%

Akamai Technologies, Inc.(1)	34,671	$523,185
Ariba, Inc.(1)	55,338	398,987
eBay, Inc.(1)	297,932	4,159,131
Google, Inc., Class A(1)	57,803	17,783,093
MercadoLibre, Inc.(1)	23,216	380,975
Omniture, Inc.(1)	29,159	310,252
VeriSign, Inc.(1)	132,262	2,523,559
Yahoo!, Inc.(1)	108,348	1,321,846

		$27,401,028

IT Services — 1.1%

Accenture, Ltd., Class A	22,699	$744,300
CapGemini SA	47,121	1,822,027
Cognizant Technology Solutions Corp.(1)	151,705	2,739,792
Fidelity National Information Services, Inc.	51,873	843,974
Infosys Technologies, Ltd. ADR	107,814	2,648,990
Metavante Technologies, Inc.(1)	12,238	197,154
Nomura Research Institute, Ltd.	14,000	267,067
NTT Data Corp.	706	2,844,521
Obic Co., Ltd.	1,180	192,704
Satyam Computer Services, Ltd. ADR	153,448	1,387,170
Western Union Co.	89,601	1,284,878

		$14,972,577

Leisure Equipment & Products — 0.2%

Hasbro, Inc.	26,234	$765,246
Mattel, Inc.	31,709	507,344
Sankyo Co., Ltd.	8,000	403,588
Sega Sammy Holdings, Inc.	36,300	423,291

		$2,099,469

Life Sciences Tools & Services — 0.1%

PerkinElmer, Inc.	27,425	$381,482
Thermo Fisher Scientific, Inc.(1)	26,185	892,123

		$1,273,605

Machinery — 1.7%

AGCO Corp.(1)	30,980	$730,818
Caterpillar, Inc.	46,992	2,099,133
Dover Corp.	15,298	503,610
Eaton Corp.	46,216	2,297,397
Fanuc, Ltd.	63,627	4,560,261
Ingersoll-Rand Co., Ltd., Class A	96,389	1,672,349
Japan Steel Works, Ltd.	135,000	1,890,112
Kawasaki Heavy Industries, Ltd.	240,000	484,467
Komatsu, Ltd.	93,000	1,186,356
Kurita Water Industries, Ltd.	14,700	397,395
MAN AG	18,989	1,065,166
Minebea Co., Ltd.	67,127	232,302
Mitsui Engineering & Shipbuilding Co., Ltd.	266,000	448,083
NGK Insulators, Ltd.	91,000	1,031,187
NSK, Ltd.	80,000	302,131

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Machinery (continued)

NTN Corp.	72,000	217,569
Pall Corp.	30,660	871,664
Parker Hannifin Corp.	13,311	566,250
Sandvik AB	140,200	900,548
Scania AB, Class B	77,000	783,500
SMC Corp.	3,400	350,258
Sumitomo Heavy Industries, Ltd.	143,000	572,045

		$23,162,601

Marine — 0.0%

Mitsui O.S.K. Lines, Ltd.	104,000	$642,750

		$642,750

Media — 2.3%

British Sky Broadcasting Group PLC	561,886	$3,967,992
CBS Corp., Class B	158,252	1,296,084
Central European Media Enterprises, Ltd., Class A(1)	11,655	253,147
Comcast Corp., Class A	585,838	9,888,945
Comcast Corp., Special Class A	144,653	2,336,146
Daily Mail & General Trust NV, Class A	123,299	486,593
Focus Media Holding, Ltd. ADR(1)	44,518	404,669
Lagardere SCA	18,033	732,650
Omnicom Group, Inc.	109,132	2,937,833
Publicis Groupe	82,745	2,135,480
Walt Disney Co.	228,646	5,187,978
Wolters Kluwer NV	39,260	744,392

		$30,371,909

Metals & Mining — 1.5%

Alcoa, Inc.	129,184	$1,454,612
Anglo American PLC	148,533	3,466,329
Antofagasta PLC	299,210	1,874,280
Arcelor Mittal	142,034	3,442,819
Daido Steel Co., Ltd.	71,000	215,376
Mitsubishi Materials Corp.	284,000	718,830
Mitsui Mining & Smelting Co., Ltd.	288,000	610,956
Newmont Mining Corp.	34,300	1,396,010
Norsk Hydro ASA	238,100	970,116
Pacific Metals Co., Ltd.	91,000	458,331
Rio Tinto PLC	160,570	3,568,918
Toho Zinc Co., Ltd.	117,000	286,319
United States Steel Corp.	20,925	778,410

		$19,241,306

Multiline Retail — 0.7%

Hankyu Department Stores	29,000	$218,784
J Front Retailing Co., Ltd.	49,000	202,764
Kohl’s Corp.(1)	24,370	882,194
Marks & Spencer Group PLC	751,108	2,354,374
Nordstrom, Inc.	61,055	812,642
PPR SA	27,056	1,771,502
Sears Holdings Corp.(1)	3,579	139,116
Target Corp.	70,056	2,419,034

		$8,800,410

Multi-Utilities — 1.6%

Ameren Corp.	54,114	$1,799,832
Centrica PLC	307,754	1,184,793
CMS Energy Corp.	312,086	3,152,069
Consolidated Edison, Inc.	46,874	1,824,805
Dominion Resources, Inc.	65,224	2,337,628
GDF Suez	36,645	1,852,588
NiSource, Inc.	161,910	1,776,153
NorthWestern Corp.	25,742	604,165
Public Service Enterprise Group, Inc.	113,644	3,314,995
United Utilities Group PLC	331,644	3,011,331

		$20,858,359

Office Electronics — 0.3%

Brother Industries, Ltd.	31,000	$184,936
Canon, Inc.	66,000	2,091,182
Konica Minolta Holdings, Inc.	90,000	700,275
Ricoh Co., Ltd.	44,000	563,936

		$3,540,329

Oil, Gas & Consumable Fuels — 9.1%

Anadarko Petroleum Corp.	29,190	$1,125,275
BP PLC	2,044,311	15,780,905
Chevron Corp.	120,471	8,911,240
ConocoPhillips	144,488	7,484,478
El Paso Corp.	56,715	444,078
ENI SpA	372,859	8,972,361
Exxon Mobil Corp.	322,868	25,774,552
Foundation Coal Holdings, Inc.	20,045	281,031
Goodrich Petroleum Corp.(1)	6,184	185,211
Hess Corp.	16,749	898,416
Idemitsu Kosan Co., Ltd.	3,100	199,645
Independent Tankers Corp., Ltd.(1)	215	98
Nippon Mining Holdings, Inc.	118,000	512,019
Peabody Energy Corp.	33,786	768,632
Petrohawk Energy Corp.(1)	46,910	733,203

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Royal Dutch Shell PLC, Class A	468,231	12,301,859
Royal Dutch Shell PLC, Class B	414,555	10,508,307
Southwestern Energy Co.(1)	24,167	700,118
Suncor Energy, Inc.	45,777	892,652
TonenGeneral Sekiyu KK	39,000	390,787
Total SA	346,547	19,052,889
Williams Cos., Inc.	159,612	2,311,182
XTO Energy, Inc.	77,523	2,734,236

		$120,963,174

Paper & Forest Products — 0.1%

International Paper Co.	50,046	$590,543
Mitsubishi Paper Mills, Ltd.	101,000	239,567
Mondi PLC	1	3
OJI Paper Co., Ltd.	143,000	840,720

		$1,670,833

Personal Products — 0.3%

Alberto-Culver Co.	22,576	$553,338
Beiersdorf AG	28,716	1,700,865
Herbalife, Ltd.	21,454	465,123
Oriflame Cosmetics SA	29,484	861,272
USANA Health Services, Inc.(1)	9,533	326,410

		$3,907,008

Pharmaceuticals — 8.6%

Abbott Laboratories	155,754	$8,312,591
Allergan, Inc.	41,914	1,689,972
Astellas Pharma, Inc.	67,800	2,775,210
AstraZeneca PLC	219,194	8,967,307
Chugai Pharmaceuticals Co., Ltd.	52,900	1,028,311
Daiichi Sankyo Co., Ltd.	47,100	1,113,838
Eisai Co., Ltd.	69,246	2,889,607
Eli Lilly & Co.	34,762	1,399,866
Endo Pharmaceuticals Holdings, Inc.(1)	42,910	1,110,511
GlaxoSmithKline PLC	722,025	13,428,019
IMS Health, Inc.	20,213	306,429
Johnson & Johnson	161,044	9,635,263
King Pharmaceuticals, Inc.(1)	86,183	915,263
Medicines Co.(1)	28,661	422,177
Merck & Co., Inc.	145,477	4,422,501
Mylan, Inc.(1)	78,674	778,086
Novartis AG	220,114	11,023,629
Pfizer, Inc.	487,172	8,627,816
Roche Holding AG	91,418	14,153,071
Sanofi-Aventis SA	150,181	9,606,065
Santen Pharmaceutical Co., Ltd.	17,000	513,702
Shionogi & Co., Ltd.	83,000	2,143,481
Shire PLC	52,086	767,224
Takeda Pharmaceutical Co., Ltd.	68,131	3,551,145
Tanabe Seiyaku Co., Ltd.	28,000	422,626
Wyeth	99,104	3,717,391

		$113,721,101

Professional Services — 0.2%

Equifax, Inc.	15,217	$403,555
Manpower, Inc.	13,198	448,600
Monster Worldwide, Inc.(1)	31,831	384,837
Robert Half International, Inc.	73,835	1,537,245

		$2,774,237

Real Estate Investment Trusts (REITs) — 0.4%

British Land Co. PLC	87,921	$704,445
Japan Real Estate Investment Corp.	50	446,657
Japan Retail Fund Investment Corp.	50	215,968
Land Securities Group PLC	122,165	1,642,426
Nippon Building Fund, Inc.	50	549,588
Simon Property Group, Inc.	35,779	1,900,938

		$5,460,022

Real Estate Management & Development — 0.2%

Daito Trust Construction Co., Ltd.	5,400	$283,470
Heiwa Real Estate Co., Ltd.	246,000	641,505
LEOPALACE21 Corp.	66,600	674,820
Tokyo Tatemono Co., Ltd.	46,000	210,814
Tokyu Land Corp.	185,000	709,118

		$2,519,727

Road & Rail — 0.7%

CSX Corp.	48,354	$1,570,054
East Japan Railway Co.	64	486,442
JB Hunt Transport Services, Inc.	103,712	2,724,514
Keio Corp.	139,000	836,370
Kinetsu Corp.	91,000	418,649
Norfolk Southern Corp.	41,055	1,931,638
Ryder System, Inc.	14,154	548,892
Tobu Railway Co., Ltd.	154,000	920,088

		$9,436,647

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 2.6%

Advantest Corp.	86,000	$1,401,888
Applied Materials, Inc.	411,132	4,164,767
Atheros Communications, Inc.(1)	66,024	944,803
Broadcom Corp., Class A(1)	117,049	1,986,322
Cavium Networks, Inc.(1)	87,282	917,334
Cypress Semiconductor Corp.(1)	179,441	802,101
Intel Corp.	843,908	12,371,691
KLA-Tencor Corp.	122,392	2,666,922
MEMC Electronic Materials, Inc.(1)	52,752	753,299
Microchip Technology, Inc.	139,305	2,720,627
National Semiconductor Corp.	69,755	702,433
NVIDIA Corp.(1)	180,137	1,453,706
Renesola, Ltd. ADR(1)	112,428	495,807
ROHM Co., Ltd.	4,700	237,288
Shinko Electric Industries	44,200	360,917
Sumco Corp.	42,900	545,018
Tessera Technologies, Inc.(1)	81,309	965,951
Tokyo Electron, Ltd.	44,500	1,566,561

		$35,057,435

Software — 5.2%

Autodesk, Inc.(1)	138,197	$2,715,571
BMC Software, Inc.(1)	31,383	844,517
Check Point Software Technologies, Ltd.(1)	149,951	2,847,569
Citrix Systems, Inc.(1)	92,876	2,189,087
Compuware Corp.(1)	52,384	353,592
Electronic Arts, Inc.(1)	110,479	1,772,083
Fuji Soft ABC, Inc.	10,900	231,437
Konami Corp.	80,300	2,081,773
Microsoft Corp.	1,455,680	28,298,419
Nintendo Co., Ltd.	1,600	611,443
Oracle Corp.(1)	1,042,819	18,489,181
Oracle Corp. Japan	4,900	212,235
Red Hat, Inc.(1)	19,525	258,121
Symantec Corp.(1)	338,656	4,578,629
TiVo, Inc.(1)	108,706	778,335
Trend Micro, Inc.(1)	61,397	2,156,444

		$68,418,436

Specialty Retail — 1.6%

AutoNation, Inc.(1)	39,141	$386,713
Best Buy Co., Inc.	57,465	1,615,341
Fast Retailing Co., Ltd.	63,100	9,258,844
Home Depot, Inc.	114,338	2,632,061
Limited Brands, Inc.	36,921	370,687
Nitori Co., Ltd.	13,200	1,027,236
Staples, Inc.	222,003	3,978,294
Tiffany & Co.	33,012	780,074
TJX Companies, Inc. (The)	25,596	526,510
Urban Outfitters, Inc.(1)	15,915	238,407

		$20,814,167

Textiles, Apparel & Luxury Goods — 0.8%

Burberry Group PLC	689,590	$2,232,693
Christian Dior SA	12,210	690,345
Coach, Inc.(1)	38,372	796,986
Compagnie Financiere Richemont AG, Class A	52,670	1,003,568
Hanesbrands, Inc.(1)	4,073	51,931
Nike, Inc., Class B	66,150	3,373,650
Nisshinbo Industries, Inc.	179,000	1,364,538
Swatch Group AG, Class B	6,168	869,919

		$10,383,630

Tobacco — 1.6%

Altria Group, Inc.	129,729	$1,953,719
British American Tobacco PLC	162,199	4,231,256
Imperial Tobacco Group PLC	232,493	6,210,111
Philip Morris International, Inc.	138,852	6,041,451
Swedish Match AB	64,387	929,545
UST, Inc.	21,669	1,503,395

		$20,869,477

Trading Companies & Distributors — 0.2%

Marubeni Corp.	67,000	$256,513
Mitsubishi Corp.	79,800	1,130,292
Sojitz Corp.	133,900	223,773
Sumitomo Corp.	153,500	1,361,435

		$2,972,013

Transportation Infrastructure — 0.2%

ADP	11,573	$787,861
Societe des Autoroutes Paris-Rhin-Rhone	18,585	1,296,244

		$2,084,105

Water Utilities — 0.1%

Severn Trent PLC	52,773	$914,564

		$914,564

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Wireless Telecommunication Services — 1.8%

KDDI Corp.	613	$4,377,003
NTT DoCoMo, Inc.	121	238,166
Rogers Communications, Inc., Class B	48,136	1,447,931
Softbank Corp.	194,798	3,537,764
Vodafone Group PLC	7,174,896	14,691,671

		$24,292,535

Total Common Stocks

(identified cost $1,514,984,908)		$1,340,802,912

Rights — 0.0%
Security	Shares	Value

Diversified Financial Services — 0.0%

Fortis, Expires 7/1/14(1)	111,868	$0

Total Rights
(identified cost $0)		$0

Total Investments — 101.3%
(identified cost $1,514,984,908)		$1,340,802,912

Covered Call Options Written — (1.8)%
	Number of	Strike		Expiration
Description	Contracts	Price		Date	Value

AMEX EUROTOP 100 Index	11,459		$185	1/13/09	$(5,370,031)
CBOE NASDAQ 100 Index	2,331		$1,250	1/17/09	(3,776,220)
Dow Jones Euro Stoxx 50 Index	36,414	EUR	2,500	1/16/09	(2,753,580)
FTSE 100 Index	10,250	GBP	4,400	1/16/09	(2,092,645)
Nikkei 225 Index	1,661,690	JPY	9,250	1/9/09	(1,065,143)
S&P 500 Index	1,250		$900	1/17/09	(3,125,000)
S&P 500 Index	815		$920	1/17/09	(1,181,750)
S&P 500 Index	2,248		$925	1/17/09	(2,899,920)
S&P 500 Index	446		$935	1/17/09	(557,500)
SMI Index	4,526	CHF	5,700	1/16/09	(318,502)

Total Covered Call Options Written
(premiums received $46,546,455)					$(23,140,291)

Other Assets, Less Liabilities — 0.5%					$6,324,805

Net Assets — 100.0%					$1,323,987,426

Industry classifications included in the Portfolio of Investments are unaudited.

ADR - American Depository Receipt

CHF - Swiss Franc

EUR - Euro

GBP - British Pound Sterling

JPY - Japanese Yen

(1)	Non-income producing security.

Country Concentration of Portfolio (Unaudited)
	Percentage
Country	of Net Assets	Value

United States	53.7%	$710,964,263
Japan	11.1	146,768,108
United Kingdom	9.6	127,042,655
France	6.5	85,527,890
Germany	5.3	69,720,685
Switzerland	5.0	66,141,845
Spain	2.8	37,585,413
Netherlands	2.1	27,898,078
Italy	2.0	26,557,440
Finland	0.7	9,084,236
Canada	0.6	7,950,929
Luxembourg	0.3	4,304,091
India	0.3	4,036,160
Sweden	0.3	3,753,604
Bermuda	0.3	3,567,401
Other Countries, less than 0.3% each	0.7	9,900,114

Total	101.3%	$1,340,802,912

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund  as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Investments, at value (identified cost, $1,514,984,908)	$1,340,802,912
Cash	5,173,238
Receivable for investments sold	37,782,121
Dividends and interest receivable	2,454,484
Tax reclaims receivable	954,625

Total assets	$1,387,167,380

Liabilities

Payable for investments purchased	$38,566,166
Written options outstanding, at value (premiums received, $46,546,455)	23,140,291
Payable to affiliate for investment adviser fee	1,091,064
Payable to affiliate for Trustees’ fees	13,000
Accrued expenses	369,433

Total liabilities	$63,179,954

Net Assets	$1,323,987,426

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 106,308,067 shares issued and outstanding	$1,063,081
Additional paid-in capital	1,510,222,529
Accumulated net realized loss (computed on the basis of identified cost)	(36,299,229)
Accumulated distributions in excess of net investment income	(193,017)
Net unrealized depreciation (computed on the basis of identified cost)	(150,805,938)

Net Assets	$1,323,987,426

Net Asset Value

($1,323,987,426 ÷ 106,308,067 common shares issued and outstanding)	$12.45

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends (net of foreign taxes, $2,951,522)	$49,144,295
Interest	142,668

Total investment income	$49,286,963

Expenses

Investment adviser fee	$17,379,282
Trustees’ fees and expenses	45,979
Custodian fee	866,313
Printing and postage	286,201
Legal and accounting services	65,438
Transfer and dividend disbursing agent fees	31,140
Miscellaneous	62,135

Total expenses	$18,736,488

Deduct —
Reduction of custodian fee	$19

Total expense reductions	$19

Net expenses	$18,736,469

Net investment income	$30,550,494

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(236,236,898)
Written options	198,830,427
Foreign currency transactions	95,343

Net realized loss	$(37,311,128)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(591,331,413)
Written options	22,354,288
Foreign currency	(83,944)

Net change in unrealized appreciation (depreciation)	$(569,061,069)

Net realized and unrealized loss	$(606,372,197)

Net decrease in net assets from operations	$(575,821,703)

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2008	December 31, 2007

From operations —
Net investment income	$30,550,494	$22,649,428
Net realized gain (loss) from investment transactions, written options, and foreign currency and forward foreign currency exchange contract transactions	(37,311,128)	4,255,061
Net change in unrealized appreciation (depreciation) of investments, written options, and foreign currency and forward foreign currency exchange contracts	(569,061,069)	176,310,964

Net increase (decrease) in net assets from operations	$(575,821,703)	$203,215,453

Distributions —
From net investment income	$(30,257,963)	$(4,120,998)
From net realized gain	—	(10,389,556)
Tax return of capital	(161,096,558)	(176,750,407)

Total distributions	$(191,354,521)	$(191,260,961)

Capital share transactions —
Reinvestment of distributions	$—	$4,050,115

Total increase in net assets from capital share transactions	$—	$4,050,115

Net increase (decrease) in net assets	$(767,176,224)	$16,004,607

Net Assets

At beginning of year	$2,091,163,650	$2,075,159,043

At end of year	$1,323,987,426	$2,091,163,650

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(193,017)	$(572,386)

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,
				Period Ended
	2008	2007	2006	December 31, 2005(1)

Net asset value — Beginning of period	$19.670	$19.560	$18.610	$19.100(2)

Income (loss) from operations

Net investment income(3)	$0.287	$0.213	$0.242	$0.031
Net realized and unrealized gain (loss)	(5.707)	1.697	2.510	(0.063)

Total income (loss) from operations	$(5.420)	$1.910	$2.752	$(0.032)

Less distributions

From net investment income	$(0.285)	$(0.039)	$(0.241)	$(0.031)
From net realized gain	—	(0.098)	(0.126)	(0.145)
Tax return of capital	(1.515)	(1.663)	(1.433)	(0.274)

Total distributions	$(1.800)	$(1.800)	$(1.800)	$(0.450)

Offering costs charged to paid-in capital(3)	$—	$—	$(0.002)	$(0.008)

Net asset value — End of period	$12.450	$19.670	$19.560	$18.610

Market value — End of period	$10.120	$17.360	$20.320	$17.200

Total Investment Return on Net Asset Value(4)	(27.36)%	10.55%	15.47%	(0.04	)%(5)(8)

Total Investment Return on Market Value(4)	(33.09)%	(6.08)%	29.79%	(7.62	)%(5)(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,323,987	$2,091,164	$2,075,159	$1,966,620
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.08%	1.08%	1.07%	1.07	%(7)
Net investment income	1.76%	1.07%	1.26%	0.64	%(7)
Portfolio Turnover	33%	13%	14%	6	%(8)

(1)	For the period from the start of business, September 30, 2005, to December 31, 2005.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Not annualized.

See notes to financial statements

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of domestic and foreign common stocks. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing index call options on a substantial portion of its common stock portfolio.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the options are traded or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore. Over-the-counter options are valued based on broker quotations. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $15,037,165 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had net capital losses of $3,189,843 attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of December 31, 2008, the Fund had no uncertain tax provisions that would require financial statement recognition, de-recognition, or disclosure. Each of the

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2   Distributions to Shareholders

The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended December 31,
	2008	2007

Distributions declared from:
Ordinary income	$30,257,963	$9,083,785
Long-term capital gains	—	$5,426,769
Tax return of capital	$161,096,558	$176,750,407

During the year ended December 31, 2008, accumulated net realized loss was increased by $86,838 and accumulated distributions in excess of net investment income was decreased by $86,838 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(18,227,008)
Net unrealized depreciation	$(169,071,176)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to written options contracts, investments in passive foreign investment companies and wash sales.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2008, the adviser fee amounted to $17,379,282. Pursuant to sub-advisory agreements, EVM has delegated a portion of the investment management to Parametric Portfolio Associates, LLC (Parametric), an affiliate of EVM, and delegated the investment management of the Fund’s options strategy to Rampart Investment Management Company (Rampart). EVM pays Parametric and Rampart a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $632,090,127 and $578,987,754, respectively, for the year ended December 31, 2008.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the year ended December 31, 2008. Common shares issued pursuant to the Fund’s dividend reinvestment plan for the year ended December 31, 2007 were 207,911.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,515,180,365

Gross unrealized appreciation	$85,793,485
Gross unrealized depreciation	(260,170,938)

Net unrealized depreciation	$(174,377,453)

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at December 31, 2008 is included in the Portfolio of Investments.

Written call options activity for the year ended December 31, 2008 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	1,525,126 *	$30,896,320
Options written	19,533,152	456,527,133
Options terminated in closing purchase transactions	(19,224,886)	(400,554,341)
Options expired	(101,963)	(40,322,657)

Outstanding, end of year	1,731,429	$46,546,455

*	Amount has been restated to conform the multiplier for certain contracts to the current year presentation.

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2008, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$743,659,670	$(16,705,117)
Level 2	Other Significant Observable Inputs	597,143,242	(6,435,174)
Level 3	Significant Unobservable Inputs	—	—

Total		$1,340,802,912	$(23,140,291)

*	Other financial instruments include written call options.

The Fund held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

10   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Eaton Vance Tax-Managed Global Buy-Write
Opportunities Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the “Fund”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, September 30, 2005, to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, September 30, 2005, to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $50,245,073, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2008 ordinary income dividends, 8.9% qualifies for the corporate dividends received deduction.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of December 31, 2008, our records indicate that there are 200 registered shareholders and 72,396 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETW.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and subadvisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), and the sub-advisory agreements with Parametric Portfolio Associates, LLC (“PPA”) and Rampart Investment Management Company, Inc. (“Rampart,” and with PPA, the “Sub-advisers”) including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-advisers.

The Board considered the Adviser’s and the Sub-advisers’ management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising each Sub-adviser and coordinating their activities in implementing the Fund’s investment strategy. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on the S&P 500 Index and the NASDAQ 100. With respect to PPA, the Board noted PPA’s experience in deploying quantitative-based investment strategies. With respect to Rampart, the Board considered Rampart’s business reputation and its options strategy and its past experience in implementing this strategy. The Board also took into consideration the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and Sub-advisers and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2007 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including PPA, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including PPA, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, Rampart’s profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including PPA, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and Officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Officers of the Fund hold indefinite terms of office and Trustees’ term of office is noted below. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee and Vice President	Until 2009. 2 years. Trustee since 2007 and Vice President since 2005.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2009. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2009. 2 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2010. 3 years. Trustee since 2005.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2010. 3 years. Trustee since 2005.	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2011. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2010. 3 years. Trustee since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Class III Trustee	Until 2011. 3 years. Trustee since 2005.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2011. 3 years. Trustee since 2005 and Chairman of the Board since 2007.	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Term of
Office and
Name and	Position(s) with	Length of	Principal Occupation(s)
Date of Birth	the Fund	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2005	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on May 16, 2008. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

Investment Adviser and Administrator of
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Advisers of
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Parametric Portfolio Associates, LLC
1151 Fairview Avenue N.
Seattle, WA 98109

Rampart Investment Management Company, Inc.
One International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, New York 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2552-2/09	CE-TMGBWOFSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial
Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services
(a)—(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2007 and December 31, 2008 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$41,180	$39,205
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,918	$8,200
All Other Fees(3)	$0	$1,803

Total	$49,098	$49,208

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended December 31, 2007 and the fiscal year ended December 31, 2008; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	12/31/07	12/31/08

Registrant	$7,918	$8,200
Eaton Vance[1]	$281,446	$345,743

(1)	The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s

Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
EVM is investment adviser to the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques. In addition, EVM has engaged Rampart Investment Management Company, Inc. (“Rampart”) to serve as a sub-adviser to the Fund to provide advice on and execution of the Fund’s options strategy.

Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers. Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and Head of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance’s equity group in 1996.
David Stein, Ph.D. and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio. Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities. Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp, the Vanguard Group and IBM Retirement Funds. Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies. Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.
Ronald M. Egalka is responsible for the development and implementation of Rampart’s options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of
	Number	Total Assets	Accounts	Total Assets of
	of All	of All	Paying a	Accounts Paying a
	Accounts	Accounts*	Performance Fee	Performance Fee*
Walter A. Row
Registered Investment Companies	10	$10,246.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$0.4	0	$0
David M. Stein
Registered Investment Companies	5	$3,604.4	0	$0
Other Pooled Investment Vehicles	16	$4,364.7	0	$0
Other Accounts	16,910	$15,061.0	0	$0

Thomas Seto
Registered Investment Companies	5	$3,604.4	0	$0

			Number of
	Number	Total Assets	Accounts	Total Assets of
	of All	of All	Paying a	Accounts Paying a
	Accounts	Accounts*	Performance Fee	Performance Fee*
Other Pooled Investment Vehicles	16	$4,364.7	0	$0
Other Accounts	16,910	$15,061.0	0	$0
Ronald M. Egalka
Registered Investment Companies	7	$9,027.4	2	$1,586.4
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	354	$785.3	0	$0

*	In millions of dollars.
The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Portfolio	Owned in the
Manager	Fund
Walter A. Row	$10,001 — $50,000
David M. Stein	None
Thomas Seto	None
Ronald M. Egalka	$10,001 — $50,000
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser or sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Compensation Structure for Parametric

Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC;s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.
Method to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.
Compensation Structure for Rampart
The identified Rampart portfolio managers are founding shareholders of Rampart. The compensation of the portfolio managers has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.
Rampart compensates its founding shareholders, including the identified portfolio managers, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio managers’ salaries.
Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart’s founding shareholders/identified portfolio managers are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	February 16, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	February 16, 2009

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	February 16, 2009